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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Trimeris, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                         /s/       KPMG PEAT MARWICK LLP
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Raleigh, North Carolina
October 3, 1997